                                                                   Exhibit 23.1

                      CONSENT OF INDEPENDENT ACCOUNTANTS

   We hereby consent to the incorporation by reference in the Registration Statements on Form S-3 (Nos. 333-30344 and 333-51430) and on Form S-8 (Nos. 333-73904, 333-55978, 333-53446, 333-32096, 333-32092 and 333-65923) of Hanover
Compressor Company of our report dated April 16, 2002 relating to the consolidated financial statements and financial statement schedule, which appears in this Form 10-K/A.

PricewaterhouseCoopers LLP

Houston, Texas
April 17, 2002